Exhibit 10.8

                             SUBSCRIPTION AGREEMENT


      THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of this ___ day of June 2005, by and between Ronco Corporation, a Delaware corporation (the "Company"), and the investor identified on the signature page to this Agreement (the "Investor").

                              W I T N E S S E T H:

      WHEREAS, the Investor desires to subscribe for, purchase and acquire from the Company and the Company desires to sell and issue to the Investor the number of shares (the "Shares") of the Company's Series A Convertible Preferred Stock, $0.00001 par value per share (the "Preferred Stock"), set forth on the signature page of this Agreement, upon the terms and conditions and subject to the provisions hereinafter set forth.

      NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Investor subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell and issue to the Investor the Shares, in the manner set forth in Section 2 hereof, at the purchase price set forth on the signature page of this Agreement (the "Purchase Price").

      2. Terms of Purchase and Sale of the Shares. The closing of the transactions contemplated hereby (the "Closing") shall take place on or before the fifth full business day after the Notice Date (as such term is defined in the Placement Agent Agreement dated as of May 23, 2005 (the "Placement Agent Agreement"), between the Company and Sanders Morris Harris Inc. (the "Placement Agent"), at the offices of the Company, or at such other time and place as the Company and the Placement Agent may agree upon (the "Closing Date"). Contemporaneously with the delivery of this Agreement, the Investor shall deliver to Sterling Bank (the "Escrow Agent") the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Investor by the Company. At the Closing, the Escrow Agent shall deliver to the Company the Purchase Price by wire transfer of immediately available funds pursuant to wire transfer instructions given to the Escrow Agent by the Company, and the Company shall deliver to the Investor a certificate, registered in the name of the Investor, representing the Shares. Notwithstanding the foregoing, the obligations of the Company and the Investor hereunder are subject to the Company's receipt of aggregate subscriptions for $50,000,000 in aggregate proceeds for shares of Preferred Stock on or prior to June 30, 2005 (or such later Closing Date as may be agreed by the Company and the Placement Agent), which date may be extended by the Company and the Placement Agent pursuant to the terms of the Placement Agent Agreement.

      3. Representations and Warranties of the Company. In order to induce the Investor to enter into this Agreement, the Company represents and warrants to the Investor as of the Closing Date the following:

            (a) Authority. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite right, power, and authority to execute, deliver and perform this Agreement.

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      (b) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3(b). Except as disclosed in Schedule 3(b), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

      (c) Enforceability. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the Company, and, upon its execution by the Investor, shall constitute the legal, valid, and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

      (d) No Violations. The execution, delivery, and performance of this Agreement by the Company does not, and will not, violate or conflict with any provision of the Company's Certificate of Incorporation or Bylaws and does not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under (except such consents as have been obtained as of the date hereof), or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company or its properties are bound, except such consents as have been obtained as of the date hereof.

      (e) Capitalization. The authorized capital stock of the Company consists of: 500,000,000 shares of Common Stock $0.00001 par value per share, of which 40,507,500 shares were issued and outstanding as of May 20, 2005, representing 455,140 shares on a post reverse stock split basis (the "Reverse Stock Split"), and 20,000,000 shares of preferred stock, $0.00001 par value per share, of which no shares were designated, issued or outstanding as of May 20, 2005. As of May 20, 2005, the Company had no outstanding options and warrants to purchase shares of Common Stock. Upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefore, the Shares will be duly and validly issued, fully paid, and nonassessable with no personal liability attaching to the ownership thereof and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Investor and all other purchasers of shares of Preferred Stock in the offering contemplated by the Placement Agent Agreement, (including without limitation, those set forth in the Investor's Questionnaire, a copy of which is attached hereto as Exhibit A (the "Investor's Questionnaire")), will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws (the "State Acts"). The shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares") will be duly authorized upon the effectiveness of the Reverse Stock Split, and upon issuance of the Conversion Shares upon proper conversion of the Shares, in accordance with the terms thereof, the Conversion Shares will be validly issued, fully paid and non-assessable.

      (f) Exchange Act Filing. During the twelve (12) calendar months immediately preceding the date of this Agreement, all reports and statements required to be filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, have been filed. Such filings, together with all documents incorporated by reference therein, are referred to


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

as "Exchange Act Documents." Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (g) Company Financial Statements. The audited financial statements, together with the related notes of the Company at June 30, 2003 and June 30, 2004, and for the years then ended, included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2004, and the audited financial statements of the Company at December 31, 2004, and for the six months then ended included in the Company's Quarterly Report on Form 10-QSB for the quarter ended December 31, 2004, respectively, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended (subject to, in the case of the unaudited financial statements, normal audit adjustments). The audited financial statements, together with the related notes of the Predecessor Entities (as defined in the Private Placement Memorandum of the Company dated May 23, 2005, as may be amended or supplemented (the "PPM")), at December 31 for each of the years then ended for 2000 through 2003 included in the PPM, and the audited financial statements of the Predecessor Entities at September 30, 2004 for the nine months then ended included in the PPM, respectively, fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Predecessor Entities at the respective dates therein specified and their results of operations and cash flows for the periods then ended. Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as expressly noted therein (provided that the unaudited financial statements lack footnotes and other presentation items).

      (h) No Material Liabilities. Except for liabilities or obligations not individually in excess of $100,000, and as set forth on Schedule 3(h), since December 31, 2004, the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on the Company's balance sheet as of December 31, 2004, and there has not been any change, or to the knowledge of the Company, development or effect (individually or in the aggregate) that is or is reasonably likely to be, materially adverse to the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries considered as a whole (a "Material Adverse Effect") or any change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

      (i) No Disputes Against Company. Except as disclosed in the Exchange Act Documents or set forth set forth on Schedule 3(i), there is no material pending or, to the knowledge of the Company, threatened (a) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding against the Company, (c) governmental inquiry against the Company, or (d) any action or suit by or on behalf of the Company pending or threatened against others.


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

      (j) Approvals. Other than the filing of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock, which the Company undertakes to file with the Delaware Secretary of State prior to the Closing, (i) the execution, delivery, and performance by the Company of this Agreement and the Registration Rights Agreement (as hereinafter defined), (ii) the offer and sale of the Shares, and (iii) the issuance of the Conversion Shares upon due conversion of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than those consents that have been obtained and filings that have been made pursuant to applicable state securities laws and post sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time period.

      (k) Compliance. Except as set forth on Schedule 3(k), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator, or governmental body, or (iii) is or has been in violation of any statute, rule, or regulation of any governmental authority, including without limitation all foreign, federal, state, and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

      (l) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights that are necessary or material for use in connection with their respective businesses as described in the PPM and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights, except where such infringement could not have or reasonably be expected to result in a Material Adverse Effect.

      (m) Transactions With Affiliates and Employees. Except as described in the PPM, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments


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

to or from any officer, director, or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

      (n) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-QSB for the Company's most recently ended fiscal quarter (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

      (o) Solvency. Based on the financial condition of the Company as of the date immediately subsequent to the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

      (p) Certain Fees. Except as may be due to the Placement Agent from the Company, or as provided on Schedule 3(p), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any Placement Agent fees or with respect to any claims (other than such fees or commissions owed by an


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

      Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (q) Certain Registration Matters. Assuming the accuracy of the Investor's representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investor hereunder.

            (r) Listing and Maintenance Requirements. Except as specified in the Exchange Act Documents, the Company has not, in the two years preceding the date hereof, received notice from any stock exchange or automated dealer quotation system to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the OTC Bulletin Board.

            (s) Investment Company. The Company is not, and is not an "affiliate" of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (t) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by this Agreement and the Registration Rights Agreement on terms that differ from those set forth in this Agreement and the Registration Rights Agreement.

            (u) Disclosure. The Company confirms that neither it nor any person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes would constitute material, non-public information following the announcement of the Closing. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the disclosure in the PPM and the Company's representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      4. Representations and Warranties of the Investor. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company the following:

            (a) Authority. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.


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

            (b) Enforceability. The execution, delivery, and performance of this Agreement by the Investor have been duly authorized by all requisite partnership or corporate action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

            (c) No Violations. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

            (d) Knowledge of Investment and its Risks. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor's investment in the Shares. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company's business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor's entire investment in the Company.

            (e) Investment Intent. The Investor hereby represents and warrants that (i) the Shares are being acquired for investment for the Investor's own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Shares within the meaning of the Securities Act, (ii) the Shares are being acquired in the ordinary course of the Investor's business, and (iii) the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Shares. The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (f) Investor Status. The Investor is an "Accredited Investor" as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor's Questionnaire is truthful, accurate, and complete. The Investor is not registered as a broker-dealer under Section 15 of the Exchange Act.

            (g) Disclosure. The Investor has reviewed information provided by the Company in connection with the decision to purchase the Shares, consisting of the Company's publicly available filings with the SEC and the information contained therein. The Company has provided the Investor with all the information that the Investor has requested in connection with the decision to purchase the Shares. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been


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

      answered to the full satisfaction of the Investor. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend, or affect the Investor's right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company's representations and warranties contained herein.

            (h) No Registration. The Investor understands that Investor may be required to bear the economic risk of Investor's investment in the Company for an indefinite period of time. The Investor further understands that
      (i) neither the offering nor the sale of the Shares has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Shares and the Conversion Shares must be held by he, she or it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the Registration Rights Agreement between the Company and the Investor, the Company is under no obligation to register any of the Shares or the Conversion Shares on the Investor's behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Subscription Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

            (i) Transfer Restrictions. The Investor will not transfer any of the Shares or the Conversion Shares unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the certificates evidencing the Shares and the Conversion Shares will bear appropriate legends indicating such transfer restrictions placed upon the Shares and the Conversion Shares, (ii) the Company shall have no obligation to honor transfers of any of the Shares or the Conversion Shares in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

            (j) Principal Address. The Investor's principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Subscription Agreement.

      5. Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under this Agreement, the Registration Rights Agreement, and any other documents delivered in connection herewith and therewith (collectively, the "Transaction Documents") are several and not joint with the obligations of any other purchaser of Shares, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Shares under any Transaction Document. The decision of the Investor to purchase Shares pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of Shares. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Shares pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Shares are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. The Investor acknowledges that no other purchaser of Shares has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of


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

Shares will be acting as agent of the Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Shares to be joined as an additional party in any proceeding for such purpose.

      6. Acknowledgement of Investor. The Shares of Preferred Stock being offered through the PPM will be issued after the closing of the FTK Transactions and the closing of the Ronco Asset Purchase (each as defined and described in the PPM). At the closing of the FTK Transactions the board of directors and management of FTK (the "Outgoing FTK Board") will resign and be replaced by the persons identified in the "Management" section of the PPM (the "Company Board"). The Investor does hereby acknowledge that: (i) the information and disclosure included in the PPM was compiled and prepared on behalf of Ronco Marketing Corporation ("RMC") based on due diligence performed by or at the request of RMC concerning FTK and the Predecessor Entities (as defined in the PPM); (ii) the members of the Outgoing FTK Board make no representations or warranties of any kind or nature with respect to the accuracy or completeness of any information, including financial information, included in the PPM, and (iii) the Outgoing FTK Board disclaims any responsibility or liability whatsoever for the accuracy or completeness of such information contained in the PPM. The Investor does hereby release the members of the Outgoing FTK Board from any responsibility or liability whatsoever for the accuracy or completeness of information, including financial information, included in the PPM. This Subscription Agreement shall be reviewed by the Company Board and, if accepted, executed at the direction of the Company Board and such execution shall take place after the resignation of the Outgoing FTK Board. The Investor acknowledges that they shall not have made an investment in the Preferred Stock until such time as this Agreement has been accepted and executed by the Company.

      7. Right to Withdraw Subscription. The Investor shall have the right to withdraw the amount of the Purchase Price set forth on the signature page of this Agreement from the Escrow Account up until such time as Notice, as described in Section 18, has been sent to the Investor by the Company that the FTK Closing (as defined in the PPM) has been completed (the "FTK Closing Notice"). Thereafter, the Investor shall not have the right to withdraw the Purchase Price from the Escrow Account. In order for the Investor to exercise the withdrawal right provided for in this Section 7, the Investor must fax such withdrawal election to the Placement Agent to the attention of Megan Garufi at Sanders Morris Harris Inc. (facsimile number 646-349-1776). All withdrawal elections must be received by the Placement Agent prior to the time the FTK Closing Notice is sent in order to be effective.

      8. Prospectus Delivery Requirement. The Investor hereby covenants with the Company not to make any sale of the Shares or the Conversion Shares without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Shares or the Conversion Shares in a transaction not subject to the prospectus delivery requirement).

      9. Stockholder Approval. The Company represents and warrants to the Investor that the vote of the Company's Stockholders will not be required to approve the issuance of the Shares or the Conversion Shares.

      10. Indemnification of Investor. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor and its directors, officers, stockholders, members, managers, partners, employees and agents (each, an "Investor Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

      11. Non-Public Information. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      12. Further Assurances. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Shares.

      13. Entire Agreement; No Oral Modification. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and may not be amended or modified except in a writing signed by both of the parties hereto.

      14. Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

      15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

      16. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and New York, both substantive and remedial. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

      17. Prevailing Parties. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys' fees in addition to any other remedy.

      18. Notices. All communication hereunder shall be in writing and, if sent to you shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and confirmed to an Investor at the address set forth on the signature page of this Agreement, or if sent to the Company, shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail and confirmed to the Company at 21344 Superior Street, Chatsworth, CA 91311: Attention: Richard Allen, President and Chief Executive Officer, telephone number (818) 775-4602 and facsimile number (818) 775-1386.

      19. Headings. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

                          [Signature on following page]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    RONCO CORPORATION, a Delaware corporation


                                    By:
                                         -------------------------------------
                                          Name:
                                          Its:

                     [Counterpart Signature Pages Attached]

                            Counterpart Signature Page to Subscription Agreement

                               INVESTOR

                               ---------------------------------------

                               By:
                                    ----------------------------------

                               ---------------------------------------

                                        Print Name and Title



                               ---------------------------------------


                               ---------------------------------------


                               ---------------------------------------

                               Principal Residence or Executive Office

                               ---------------------------------------

                                     IRS Tax Identification No.


                               ---------------------------------------

                                         Telephone Number


                               ---------------------------------------

                                            Fax Number


                               ---------------------------------------

                                           E-mail Address



                        $
                   X                               =
----------------        ------------------------       -----------------------
Number of Shares        Price per Share                Purchase Price

                                    Exhibit A
                            Investor's Questionnaire

                                  Schedule 3(b)
                                  Subsidiaries

------------------------------------- ------------------------------- -----------------------------------------
Subsidiary                            Place of Incorporation          Liens
------------------------------------- ------------------------------- -----------------------------------------
Ronco Marketing Corporation           Delaware                        None
------------------------------------- ------------------------------- -----------------------------------------

------------------------------------- ------------------------------- -----------------------------------------

                                  Schedule 3(h)
                              Material Liabilities


                                      None

                                  Schedule 3(i)
                            Disputes Against Company

                                      None

                                  Schedule 3(k)
                                   Compliance


                                      None

                                  Schedule 3(p)
                                  Certain Fees

Name                                 Amount of Fee

Mr. Chuck Campbell                   $350,000
Coll International LLC               $400,000 plus non-accountable expenses
Copperfield Equity Partners LLC      $400,000 plus non-accountable expenses
Content Holdings                     $1,000,000 plus non-accountable expenses